SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2001

Structured Products Corp. on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
TIERS Corporate Bond-Backed Certificates Trust JC Penney 1999-1
CorTS Trust for J.C. Penney Debentures, Corporate-Backed Trust Securities
CorTS Trust for BellSouth Debentures, Corporate-Backed Trust Securities
CorTS Trust for Xerox Capital Trust I, Corporate-Backed Trust Securities
CorTS Trust for Southern Company Capital Trust I, Corporate-Backed Trust Securities
CorTS Trust for Countrywide Capital I, Corporate Backed Trust Securities
GINsK Principal-Protected Trust Certificates, Series Yen Bear 1999-1
Credit -Enhanced CorTS Trust for AON Capital A
CorTS Trust for Sherwin William Debentures
CorTS Trust II for Sherwin Williams Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust II for Chrysler Debentures
CorTS Trust for Great Western Financial Trust II

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York 10048

(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits. Not Applicable.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

Trustee's Report with respect to the August 1, 2001 Distribution Date for the CorTS Trust II Chrysler Debentures

        No reports required for the other series listed.

Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: Name: Timothy P. Beaulac Title: President and Finance Officer

August 1, 2001
EXHIBIT INDEX

Exhibit 1. Trustee's Report in respect to the August 1, 2001 Distribution Date for the CorTS Trust II for Chrysler Debentures CUSIP: 22081L208	Page 5

Exhibit 1

To the Holders of

Credit-Enhanced CorTS Trust II for Chrysler Debentures, CUSIP: 22081L208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Chrysler Debentures CUSIP: 22081L208, hereby gives notice with respect to the Distribution occurring on August 1, 2001 (the "Distribution Date") as follows:

1.    The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per 1,000 $25 units thereof securities, is as set forth below:

Principal $0.00	Interest 0.563281	Total Distribution 0.563281

2.   The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.    $75,000,000.00 aggregate principal amount of CorTS Trust II for Chrysler Debentures due 2097 (the "Term Assets") are held for the above trust. The Term Assets are currently rated A3 by Moody's Investors Service, Inc. and A- by Standard and Poor's Ratings Group.

5.     The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $70,476,175.00

U.S. Bank Trust National Association